As filed with the Securities and Exchange Commission on January 13, 2021

Registration No. 333-249596

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT

 UNDER THE SECURITIES ACT OF 1933

Integrated Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	2834	81-1118176
(State or jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2

Huntingdon Valley, PA 19006

(215) 613-1111

(Address and telephone number of principal executive offices)

Steve Rubakh, Chief Executive Officer

Integrated Ventures, Inc.

73 Buck Road, Suite 2

Huntingdon Valley, PA 19006

(215) 613-1111

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael Paige

Michael Paige Law PLLC

2300 N Street, NW, Suite 300

Washington, DC 20037

(202) 363-4791

Fax: (202) 457-1678

APPROXIMATE DATE OF PROPOSED SALE TO PUBLIC:

As soon as practicable after this registration statement becomes effective.

If any securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non- accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EXPLANATORY NOTE

Inteegrated Ventures, Inc. is filing this pre-effective amendment No. 3 (this “Amendment”) to the Registration Statement on Form S-1 (Registration No. 333-249596) (the “Registration Statement”) to refile Exhibit 5.1 (Opinion of Counsel) to the Registration Statement. Accordingly, this Amendment consists only of the facing page, this Explanatory Note, Item 15(a) Exhibits of Part II of the Registration Statement, the signature page to the Registration Statement and Exhibit 5.1. The prospectus is unchanged and has been omitted.

ii

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits

The following exhibits are being filed as part of this Registration Statement on Form S-1, or incorporated herein by reference as indicated.

Exhibit Number	Exhibit Description

3.1	Certificate of Incorporation of the Company. [Incorporated by reference to Exhibit 2 to Company’s Registration Statement on Form S-1, filed with the SEC on June 7, 2011.]

3.1(a)	Certificate of Amendment, filed December 1, 2014. [Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed with the SEC on December 8, 2015.]

3.1(b)

Certificate of Designations of the Company’s Series A Preferred Stock, filed March 12, 2015. [Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 20, 2015.]

3.2	By-Laws of the Company. [Incorporated by reference to Exhibit 3 to Company’s Registration Statement on Form S-1, filed with the SEC on June 7, 2011.]

3.2(a)	Amendment to Exhibit A to the Company’s By-Laws, effective August 12, 2015. [Incorporated by reference to Exhibit 10.2(a) to our Current Report on Form 8-K, filed with the SEC on August 12, 2015.]

3.1(c)

Certificate of Amendment to Articles of Incorporation, filed August 3, 2016, with the Secretary of State of Nevada. [Incorporated by reference to Exhibit 3.1(c) to our Current Report on Form 8-K, filed with the SEC on August 11, 2016.]

3.1(d)

Certificate of Correction, filed with the Nevada Secretary of State on November 7, 2016. [Incorporated by reference to Exhibit 3.1(d) to our Current Report on Form 8-K, filed with the SEC on November 18, 2016.]

3.1(e)

Certificate of Designation for the Company’s Series B Preferred Stock, filed with the Secretary of State of Nevada on December 21, 2015, filed herewith.[Incorporated by reference to Exhibit 3.1(e) to our Annual Report on Form 10-K, filed with the SEC on September 14, 2017.]

3.1(f)

Certificate of Amendment, filed with the Secretary of State of Nevada on March 15, 2017. [Incorporated by reference to Exhibit 3.1(f) to our Annual Report on Form 10-K, filed with the SEC on September 14, 2017.]

3.1(g)

Articles of Merger for the merger of the Company’s wholly-owned subsidiary, Interactive Ventures, Inc., into the Company, filed with the Secretary of State of Nevada on June 14, 2017.[Incorporated by reference to Exhibit 3.1(g) to our Annual Report on Form 8-K, filed with the SEC on September 14, 2017.]

3.1(h)

Certificate of Amendment, filed with the Secretary of State of Nevada on March 15, 2019. [Incorporated by reference to Exhibit 3.1(h) to our Annual Report on Form 10-K, filed with the SEC on September 30,2019.]

3.1(i)

Certificate of Amendment, filed with the Secretary of State of Nevada on October 19, 2020. [Incorporated by reference to Exhibit 3.1(i) to Amendment No. 1 to the Company’s Registration Statement on Form S-1, filed November 23, 2020.]

5.1	Opinion of Counsel, filed herewith.

10.1

Share Exchange Agreement, dated March 31, 2015, between the Company, EMS Factory, Inc., and the shareholders of EMS Factory, Inc. [Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on April 7, 2015.]

10.2

Employment Agreement, dated October 28, 2015, between Viva Entertainment Group, Inc., a subsidiary of the Company and Johnny Falcones. [Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K, filed with the SEC on October 30, 2015.]

II-1

10.3	Form of Common Stock Purchase Warrant issued October 8, 2015. [Incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K, filed with the SEC on October 30, 2015.]

10.4	$125,000 Promissory Convertible Note issued to LG Capital Funding, LLC. [Incorporated by reference to Exhibit 10.4 to our Current Report on Form 8-K, filed with the SEC on November 10, 2015.]

10.5

Securities Purchase Agreement, dated as of October 22, 2015, between LG Capital Funding, LLC and the Company. [Incorporated by reference to Exhibit 10.5 to our Current Report on Form 8-K, filed with the SEC on November 10, 2015.]

10.6

Termination Agreement, dated April 5, 2016, by and among the Company, Viva Entertainment Group, Inc., a subsidiary of the Company, and Johnny Falcones. [Incorporated by reference to Exhibit 10.6 to our Current Report on Form 8-K, filed with the SEC on April 11, 2016.]

10.7

Purchase Agreement, dated as of April 5, 2016, by and among the Company, Viva Entertainment Group, Inc., a subsidiary of the Company, Black River Petroleum Corp., Alexander Stanbury, Steve Rubakh and Johnny Falcones. [Incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K, filed with the SEC on April 11, 2016.]

10.8	$33,333 Promissory Convertible Note issued July 21, 2016 to Old Main Capital, LLC. [Incorporated by reference to Exhibit 10.8 to our Current Report on Form 8-K, filed with the SEC on August 11, 2016.]

10.9

$2,000,000 Equity Purchase Agreement, dated as of July 21, 2016, between Old Main Capital, LLC and the Company. [Incorporated by reference to Exhibit 10.9 to our Current Report on Form 8-K, filed with the SEC on August 11, 2016.]

10.10

$33,333 Promissory Convertible Note issued July 25, 2016 to River North Equity, LLC. [Incorporated by reference to Exhibit 10.10 to our Current Report on Form 8-K, filed with the SEC on August 11, 2016.]

10.11

Equity Purchase Agreement, dated as of July 25, 2016, between River North Equity, LLC and the Company. [Incorporated by reference to Exhibit 10.11 to our Current Report on Form 8-K, filed with the SEC on August 11, 2016.]

10.12

Securities Purchase Agreement, dated August 10, 2016, between Global Opportunity Group, LLC, and the Company, filed herewith. [Incorporated by Reference to Exhibit 10.12 to our Annual Report on Form 10-K, filed with the SEC on September 27, 2016.]

10.13

Common Stock Purchase Warrant, dated August 10, 2016, issued to Global Opportunity Group, LLC. [Incorporated by Reference to Exhibit 10.13 to our Annual Report on Form 10-K, filed with the SEC on September 27, 2016.]

10.14

Securities Purchase Agreement, dated August 23, 2016, between EMA Financial, LLC, and the Company. [Incorporated by Reference to Exhibit 10.14 to our Annual Report on Form 10-K, filed with the SEC on September 27, 2016.]

II-2

10.15	Viva Entertainment Group Promissory Note, as amended February 27, 2017. [Incorporated by reference to Exhibit 10.15 to our Current Report on Form 8-K, filed with the SEC on March 9, 2017 .]

10.16

Term Sheet dated December 19, 2017, between the Company and Leviathan Capital Partners. [Incorporated by reference to Exhibit 10.16 to our Current Report on Form 8-K, filed with the SEC on December 28, 2017 .]

10.17

Exchange Agreement, dated as of December 28, 2017, between the Company and Global Opportunity Group, LLC. [Incorporated by reference to Exhibit 10.16 to our Current Report on Form 8-K/A, filed with the SEC on December 28, 2017 .]

10.18	Convertible Note issued December 18, 2017 to Global Opportunities Group, LLC. [Incorporated by reference to Exhibit 10.18 to our Current Report on Form 8-K, filed with the SEC on December 29, 2017 .]

10.19

Securities Purchase Agreement, dated January 19, 2018, between the Company and St. George Investments LLC. [Incorporated by reference to Exhibit 10.19 to our Current Report on Form 8-K, filed with the SEC on January 31, 2018.]

10.20	Form of Warrant issued January 19, 2018 to St George Investments LLC. [Incorporated by reference to Exhibit 10.20 to our Current Report on Form 8-K, filed with the SEC on January 31, 2018.]

10.21

Asset Purchase Agreement, dated April 16, 2018, between the Company and digiMine, LLC. [Incorporated by reference to Exhibit 10.21 to our Current Report on Form 8-K, filed with the SEC on April 24, 2018.]

10.22

Security and Pledge Agreement, dated as of April 13, 2018, between the Company and digiMine, LLC. [Incorporated by reference to Exhibit 10.22 to our Current Report on Form 8-K, filed with the SEC on April 24, 2018.]

10.23

Asset Purchase Agreement, dated April 30, 2018, between the Company and digiMine, LLC. [Incorporated by reference to Exhibit 10.23 to our Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2018.]

10.24

Security and Pledge Agreement, dated April 30, 2018, between the Company and digiMine, LLC. [Incorporated by reference to Exhibit 10.24 to our Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2018.]

10.25

Forbearance Agreement, dated May 4, 2018, between the Company and LG Capital Funding, LLC. [Incorporated by reference to Exhibit 10.24 to our Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2018.]

10.26

Asset Purchase Agreement, dated August 2, 2018, between the Company and Secure Hosting LLC. [Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on August 9, 2018.]

10.26a

Securities Purchase Agreement, dated September 17, 2018, between the Company and Geneva Roth Remark Holdings, Inc. [Incorporated by reference to Exhibit 10.26 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.]

10.27	Convertible Note issued September 17, 2018 to Geneva Roth Remark Holdings, Inc. [Incorporated by reference to Exhibit 10.27 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.]

10.28

Securities Purchase Agreement, dated September 21, 2018, between the Company and Armada Investment Fund, LLC.[Incorporated by reference to Exhibit 10.29 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.]

10.29	Convertible Note issued September 21, 2018 to Armada Investment Fund, LLC.[Incorporated by reference to Exhibit 10.29 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.]

10.30

Securities Purchase Agreement, dated September 21, 2018 between the Company and BHP Capital NY, Inc. Incorporated by reference to Exhibit 10.30 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.]

10.31	Convertible Note issued September 21, 2018 to BHP Capital NY, Inc. [Incorporated by reference to Exhibit 10.30 to our Current Report on Form 8-K, filed with the SEC on October 10, 2018.

10.32	Exchange Agreement, dated as of May 21, 2019, between DigiMine LLC and the Company. [Incorporated by reference to Exhibit 10.32 to our Current Report on Form 8-K, filed with the SEC on May 24, 2019.]

10.33

Securities Purchase Agreement, dated as of August 4, 2020, between the Company and Eagle Equities, LLC. (Incorporated by reference to Exhibit 10.33 to our Current Report on Form 8-K, filed with the SEC on August 10, 2020.)

10.34

Form of Convertible Redeemable Note due February 4, 2020 issued August 4, 2020 to Eagle Equities, LLC. (Incorporated by reference to Exhibit 10.34 to our Current Report on Form 8-K, filed with the SEC on August 10, 2020.)

10.35

Amendment dated November 16, 2020 to Securities Purchase Agreement, dated August 4, 2020, between the Company and Eagle Equities, LLC, and to Convertible Redeemable Note due February 4, 2020 issued August 4, 2020 to Eagle Equities, LLC. (Incorporated by reference to Exhibit 10.35 to our Current Report on Form 8-K, filed with the SEC on November 18, 2020.)

(b) Financial Statement Schedules

All schedules have been omitted because either they are not required, are not applicable or the information is otherwise set forth in the financial statements and related notes thereto.

II-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Philadelphia, State of Pennsylvania, on January 12, 2021.

INTEGRATED VENTURES, INC.

By:	/s/ Steve Rubakh
Steve Rubakh
Chief Executive Officer and principal financial and accounting officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following person in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steve Rubakh	Chief Executive Officer and director	January 12, 2021
Steve Rubakh

II-4